                          ----------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 15, 1997


                     AAMES CAPITAL CORPORATION ON BEHALF OF
                           AAMES MORTGAGE TRUST 1997-D
        -----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                         333-21219                   95-4438859
----------------------------               -----------              -------------------
(State or other jurisdiction               (Commission               (I.R.S. employer
of incorporation)                          file number)             identification no.)



350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                       90071
----------------------------------------                           ----------
(Address of principal executive offices)                           (ZIP Code)

                                 (213) 210-5000
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       NA
                     --------------------------------------
          (Former name or former address, if changed since last report)


                          ----------------------------

Item 5.  Other Events.

         The sole purpose of this Current Report on Form 8-K is to file the consent of Coopers & Lybrand L.L.P., independent accountants to Financial Security Assurance Inc. Financial Security Assurance Inc. will act as the Financial Guaranty Insurer in connection with the proposed offering of the Aames Mortgage Trust 1997-D Mortgage Pass-Through Certificates, Series 1997-D.

Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

  (a)     Not applicable.

  (b)     Not applicable.

  (c)     Exhibits:

          23.1     Consent of Coopers & Lybrand L.L.P.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AAMES CAPITAL CORPORATION


                                         By:    /s/ Mark E. Elbaum
                                               -----------------------------
                                                Mark E. Elbaum
                                                Senior Vice President - Finance


Dated:  December 12, 1997

                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------
23.1              Consent of Coopers & Lybrand L.L.P.